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                                                                   EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Lason, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1998 (the "ANNUAL REPORT" ), hereby nominates, constitutes and appoints Gary L. Monroe and William J. Rauwerdink, or either of them, as his true and lawful attorney-in-fact, with full power to act and with full power of substitution, for him and in his name, place and stead, to sign the Annual Report and any and all amendments thereto, and to file the Annual Report and each amendment so signed, with all exhibits thereto, with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 30th day of March, 1999.


 /s/ Gary L. Monroe                      /s/ Donald M. Gleklen
--------------------------------------   --------------------------------------
Gary L. Monroe, Chairman of the Board    Donald M. Gleklen
and Chief Executive Officer (Principal   Director
Executive Officer) and Director


/s/ John R. Messinger                    /s/ Allen  J. Nesbitt
-------------------------------------    ---------------------------------------
John R. Messinger                        Allen J. Nesbitt
President and Chief Operating Officer    Director


/s/ William J. Rauwerdink                /s/ Joseph P. Nolan
-------------------------------------    ---------------------------------------
William J. Rauwerdink, Executive Vice    Joseph P. Nolan
President and Chief Financial Officer    Director


/s/ Fariborz Ghadar                      /s/ Bruce V. Rauner
-------------------------------------   ----------------------------------------
Fariborz Ghadar                          Bruce V. Rauner
Director                                 Director


                                         /s/ Robert A. Yanover
                                         ---------------------------------------
                                         Robert A. Yanover
                                         Director